Exhibit 99.2

PTC 2022J.P. Morgan Healthcare Conference Stuart W. Peltz, Ph.D., CEO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this presentation, other than statements of historic fact, are forward-looking statements, including statements with respect to preliminary unaudited 2021 financial information with respect to 2021 total net revenue and 2021 DMD franchise net product revenue, statements with respect to guidance relating to 2022 total net product revenue, 2022 DMD franchise net product revenue, 2022 operating expenditure guidance and future revenue guidance and statements regarding: the future expectations, plans and prospects for PTC, including with respect to the expected timing of clinical trials and studies, availability of data, regulatory submissions and responses and other matters; expectations with respect to PTC's gene therapy platform, including any potential regulatory submissions and manufacturing capabilities; advancement of PTC's joint collaboration program in SMA, including any potential regulatory submissions, commercialization or royalty or milestone payments; PTC's expectations with respect to the licensing, regulatory submissions and commercialization of its products and product candidates; PTC's strategy, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions.

PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: expectations with respect to the COVID-19 pandemic and related response measures and their effects on PTC's business, operations, clinical trials, regulatory submissions and approvals, and PTC's collaborators, contract research organizations, suppliers and manufacturers; the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; expectations with respect to PTC's gene therapy platform, including any regulatory submissions and potential approvals, manufacturing capabilities and the potential financial impact and benefits of its leased biologics manufacturing facility and the potential achievement of development, regulatory and sales milestones and contingent payments that PTC may be obligated to make; the enrollment, conduct, and results of ongoing studies under the SMA collaboration and events during, or as a result of, the studies that could delay or prevent further development under the program, including any regulatory submissions and commercialization with respect to Evrysdi; PTC's ability to utilize results from Study 041, a randomized, 18-month, placebo-controlled clinical trial of Translarna for the treatment of nmDMD followed by an 18-month open-label extension, to support a marketing approval for Translarna for the treatment of nmDMD in the United States; PTC's ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in the European Economic Area (EEA) and other regions, including whether the European Medicines Agency (EMA) determines in future annual renewal cycles that the benefit-risk balance of Translarna authorization supports renewal of such authorization; PTC's ability to fund, complete and timely submit to the EMA the results of Study 041, which is a specific obligation to continued marketing authorization in the EEA; expectations with respect to the commercialization of Tegsedi and Waylivra; the enrollment, conduct and results of PTC's clinical trial for emvododstat for COVID-19; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; PTC's ability to satisfy its obligations under the terms of the lease agreement for its leased biologics manufacturing facility; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors.

As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Translarna, Emflaza, Evrysdi, Tegsedi, Waylivra or PTC-AADC.

The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law.

2 | JPM Presentation 2022 – Private & Confidential

CommercializeProviding patients with access to transformative treatments DevelopEnduring innovation enginePTC Continually Innovates to Bring New Therapies to Patients3 DiscoverProven groundbreaking science

4Building a Pipeline to Produce a Therapy Every Three Years Discover Develop 2to 3yearsNew product every Commercialize

PTC has a Growing Global Footprint5 ~1,200 employees 20 offices worldwide Footprint in >50 countries Founded in 1998

Diversified Platform Drives Strong Portfolio

SCIENTIFIC PLATFORMS and RESEARCH

	Deflazacort	LatAm Commercial	Nonsense Mutation	Splicing	Gene Therapy	Bio-e	Metabolic	Oncology	Virology
Commercial	Emflaza (deflazacort) 6 mg | 18 mg | 30 mg | 36 mg tablets 22.75 mg/mL oral suspension	Tegsedi (inotersen) injection; Waylivra (volanesorsen) injection	translarna ataluren	Evrysdi risdiplam					
Clinical			US Ataluren	PTC518 HD	PTC-AADC	Vatiquinone MDAS Vatiquinone FA PTC857 ALS	PTC923 PKU	Unesbulin DIPG Unesbulin LMS Emvododstat AML	Emvododstat COVID-19
Research			2 Undisclosed	SCA-3 MAP-Tau 8 Undisclosed	FA Angelman IRDs Cog Disorders	3 Undisclosed		3 Undisclosed	

AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich's ataxia; ALS, amyotrophic lateral sclerosis; HD, Huntington's disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizures; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.

Potential registrational studies (orange: US Ataluren, PTC-AADC, Vatiquinone MDAS, Vatiquinone FA, PTC923 PKU, Emvododstat COVID-19) — Early-stage programs (grey)

6

PTC THERAPEUTICS

Multiple Platforms Provide Opportunity to Target Over 700,000 Patients by 2030



=10,000 pts
~50K
~70K
~128K
~153K
~288K
~438K
~628K
~703K
DMD/SMA/AADC
+ ~50K
Mito Sz
+ ~20K
PKU
+ ~58K
FA
+ ~25K
HD
+ ~135K
ALS
+ ~150K
GBA-PD
+ ~190K
AS
+ ~75K
2021
2030

Estimated Global Prevalence

7

Enduring Innovation Drives Value Creation

Commercial

2021	2026	2030
Evrysdi (risdiplam), Emflaza (deflazacort), translarna (ataluren), Tegsedi, waylivra	**Key Drivers:** Evrysdi®, PTC-AADC, Tegsedi®, Waylivra®, Translarna™, Vatiquinone, PTC923, Unesbulin	**Key Drivers:** Evrysdi®, PTC-AADC, Tegsedi®, Waylivra®, Vatiquinone, PTC923, Unesbulin, PTC518, PTC857
$536M	~$3B	~$8B

Unaudited total revenue

Potential future revenues

Clinical

Vatiquinone | PTC923 | PTC518 | PTC857 | Unesbulin | Emvododstat | GT-FA | GT-AS | Research

8

PTC THERAPEUTICS

Revenue Contribution of our Pipeline Grows9Potential future revenues Commercial Products + RoyaltiesCurrent Pipeline 57%43%20262025 64%36%20242023 88%12% 100%

Completed Phase 1 healthy volunteer trial of PTC518; initiation of Phase 2 Completed Phase 1 HV trial of PTC857, Phase 2 in ALS to initiate 1Q22Enrollment update MIT-E, MOVE-FA?Initiation of registration- directed APHENITY Phase 3 trial for PTC923 in PKUCompletion of unesbulinPhase 1b oncology trialCompletion (?) of FITE-19 trial with results expected 1Q22 Evrysdinow approved in >65 countries including the EU and JapanWaylivraapproved in Brazil for treatment of FCSTranslarnalabel expansion in Brazil to include patients 2 years of age and up2 Rare Pediatric Disorder Designations6 Orphan Drug Designations DMD franchise continues to grow with new patients in existing geographies and geographic expansion for Translarnaand new patients and increased compliance for EmflazaEvrysdiis most prescribed SMA product and reached ~20% market share in the USTegsediCategory 1 pricingWaylivraCategory 1 pricing Completed Phase 1 healthy volunteer trial of PTC518Completed Phase 1 healthy volunteer trial of PTC857Completed enrollment of vatiquinoneMOVE-FA registration-directed trialInitiation of registration-directed APHENITY Phase 3 trial for PTC923 in PKUCompletion of unesbulinPhase 1b LMS trialCompletion of unesbulinPhase 1b DIPG trialSignificant Execution and Value Creation in 202110 Commercial Achievements Regulatory Achievements Clinical Achievements

Strong Financial Performance Supports Innovation

2021

- **$536M** — Unaudited Total Revenue
- **$424M** — Unaudited DMD Franchise Net Product Revenue

2022

- **$700-750M** — Total Revenue Guidance
- **$475-495M** — DMD Franchise Net Product Revenue Guidance
- **$800-850M** — OPEX Guidance*

*Non-GAAP measure which excludes estimated non-cash, stock-based compensation expense of approximately $115 million. GAAP R&D and SG&A expense for the full year 2022 is anticipated to be between $915 and $965 million.

11

Diversified Platform Drives Strong Portfolio

SCIENTIFIC PLATFORMS and RESEARCH

	Deflazacort	LatAm Commercial	Nonsense Mutation	Splicing	Gene Therapy	Bio-e	Metabolic	Oncology	Virology
Commercial	Emflaza (deflazacort)	Tegsedi (inotersen); Waylivra (volanesorsen)	Translarna ataluren	Evrysdi risdiplam	PTC-AADC				
Clinical			US Ataluren	PTC518 HD		Vatiquinone MDAS; Vatiquinone FA; PTC857 ALS	PTC923 PKU	Unesbulin DIPG; Unesbulin LMS; Emvododstat AML	Emvododstat COVID-19
Research			2 Undisclosed	SCA-3; MAP-Tau; 8 Undisclosed	FA; Angelman; IRDs; Cog Disorders	3 Undisclosed		3 Undisclosed	

AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich's ataxia; ALS, amyotrophic lateral sclerosis; HD, Huntington's disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizures; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.

Potential registrational studies (orange): PTC-AADC, US Ataluren, Vatiquinone MDAS, Vatiquinone FA, PTC923 PKU, Emvododstat COVID-19

Early-stage programs (grey): all other clinical and research programs

12

PTC THERAPEUTICS

Five Registration-Directed Clinical Trials Drives Near-Term Value

Emvododstat	Translarna (Ataluren)	Vatiquinone	PTC923	Vatiquinone
COVID-19	nmDMD	Mitochondrial Disease Associated Seizures	PKU	Friedreich Ataxia
FITE19	Study 041	MIT-E epilepsy	aphenity	MOVE-FA
Data Expected **1H 2022**	Data Expected **Mid Year 2022**	Data Expected **4Q 2022**	Data Expected **YE 2022**	Data Expected **2Q 2023**

13

PTC THERAPEUTICS

Substantial Pipeline Progress Planned in 202214Study ResultsStudy Initiations GT-FAPh1Initiation DIPG Ph2 Initiation Study 041 2022 Q42022 Q22022 Q32022 Q1

SCA-3 MAP-Tau PTC518 HDSplicing Clinical Commercial Research Nonsense MutationLatAm CommercialDeflazacortMetabolicOncology US Ataluren Emvododstat AML UnesbulinDIPG UnesbulinLMS PTC923 PKU EmvododstatCOVID-19 Virology AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich’s ataxia; GBA, glucocerebrosidase; HD, Huntington‘s disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizures; PD, Parkinson’s disease; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.SCIENTIFIC PLATFORMS and RESEARCH Potential registrational studies Early-stage programs Gene Therapy Angelman IRDs Cog Disorders FA PTC-AADC 3 Undisclosed 2 Undisclosed 8 UndisclosedDiversified Platform Drives Strong Portfolio15 Reducing Oxidative StressInhibition of 15 lipoxygenase (15-LO) blocks inflammation and oxidative stress response Bio-e VatiquinoneMDAS VatiquinoneFA PTC857 ALS Science of Bio-e•Differentiated therapy for neurological indications•High levels of oxidative stress and inflammation underpin multiple CNS disease pathologies•Bio-e platform targets the key enzymatic hubs that regulate oxidative stress and inflammatory pathways to modulate disease progression 3 Undisclosed

16 MIT-E:Registration-directed trial of vatiquinoneforMitochondrial Disease Associated Seizures

Disease Mitochondrial disease associated seizures (MDAS)is the highly morbid condition of refractory seizures in patients with inherited mitochondrial disease Current Treatments No approved disease modifying treatments Mechanism of Action Vatiquinone targets 15-lipoxygenase, a regulator of the key energetic and oxidative stress pathways that underpin seizures in these patients17 ~20,000Global Prevalence Vatiquinonehas Potential to Show Clinically Differentiated Improvement for MDAS Patients

Vatiquinone has Potential to Show Clinically Differentiated Improvement for MDAS Patients


Placebo-Controlled
Open-Label Extension
R
PTC743 (vatiquinone)
N = 30
Placebo
N = 30
PTC743 (vatiquinone)
N = 60
24 weeks
48 weeks
Primary Endpoint

Primary Endpoint

Change from baseline in frequency of observable motor seizures

Trial Status

- Enrolling
- Data expected 4Q 2022

18

19MOVE-FA: Registration-directed trial of vatiquinone for Friedreich Ataxia

Vatiquinone has the Potential to Provide Improvement in Neurological Function

MOVE-FA

Disease

Friedreich ataxia (FA) is a rare, inherited, progressive disease resulting from mitochondrial dysfunction

~25,000
Global Prevalence

Current Treatments

No approved disease modifying therapies

Opportunity

Vatiquinone targets 15-lipoxygenase, a regulator of key energetic and oxidative stress pathways that are disrupted in FA



20

PTC THERAPEUTICS

Vatiquinone has the Potential to Provide Improvement in Neurological Function

MOVE-FA



Placebo-Controlled
Open-Label Extension
PTC743 (vatiquinone)
N = ~60
R
Placebo
N = ~60
PTC743 (vatiquinone)
N = ~120
72 weeks
24 weeks
Primary Endpoint

Primary Endpoint

Change in mFARS

Key Secondary Endpoint

Change in FA-ADL

Trial Status

Enrollment complete

- Data expected in 2Q 2023

21

PTC Therapeutics

22CardinALS:Phase 2 trial of PTC857 for Amyotrophic Lateral Sclerosis

23 Disease Amyotrophic lateral sclerosis (ALS) is a rapidly progressing neurodegenerative disease caused by oxidative damage which leads to neuronal cell death and muscular atrophy Current Treatments No approved disease modifying therapies Mechanism of Action PTC857 inhibits pathways leading to oxidative damage and ferroptosis, resulting in protection of motor neurons ~150,000Global Prevalence PTC857 has Potential to Slow Disease Progression in ALS

PTC857 has Potential to Slow Disease Progression in ALS

CARDINALS



Treatment Period
Long-Term Treatment Extension
PTC857 250 mg BID
N = ~170
Screening
R
Placebo
N = ~85
PTC857 250 mg BID
8 weeks
24 weeks
28 weeks
Primary Endpoint

Primary Endpoints
Change in ALSFRS-R

Secondary Endpoints
Safety and PK

Trial Status

- Initiation in 2Q22

24

PTC THERAPEUTICS

Clinical Commercial Research Nonsense MutationLatAm CommercialDeflazacortMetabolicOncology US Ataluren Emvododstat AML UnesbulinDIPG UnesbulinLMS PTC923 PKU EmvododstatCOVID-19 Virology AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich’s ataxia; GBA, glucocerebrosidase; HD, Huntington‘s disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizures; PD, Parkinson’s disease; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.SCIENTIFIC PLATFORMS and RESEARCH Potential registrational studies Early-stage programs Bio-e VatiquinoneMDAS VatiquinoneFA PTC857 ALS Gene Therapy Angelman IRDs Cog Disorders FA PTC-AADCDiversified Platform Drives Strong Portfolio 3 Undisclosed25 3 Undisclosed 2 Undisclosed 0 SCA-3 MAP-Tau PTC518 HDSplicing Splicing•Pioneers in splicing•Small molecule regulation of splicing events•Chemistry optimized for uniform distribution, blood brain barrier penetration and limited efflux5’ Splice Site 3’ Splice Site Isoform plex HTSpliceseqDatabases of Splicing Targets Isoform plex HTSpliceseqDatabases of Splicing Targets Leaders in splicing technology 8 Undisclosed

26 PIVOT HD:PTC518 forHuntington's Disease

27 Disease Huntington’s disease (HD) is a progressive brain disorder that causes uncontrolled movements and cognitive loss Current Treatments No approved disease modifying therapies Mechanism of Action PTC518 modulates splicing to induce degradation of HTT mRNA, reducing expression of the toxic HTT protein ~135,000Global Prevalence PTC518 Reduces HTT mRNA and Protein to Target the Proximal Cause of HD

Crosses blood brain barrier and is not effluxed Dose-dependent reduction of HTT mRNA and protein Consistent pharmacology Generally well tolerated 28Results from Phase 1 Healthy Volunteer StudyPTC518 Reduces HTT mRNA and Protein to Target the Proximal Cause of HD

PTC518 has the Potential to Reduce HTT Protein in Huntington Patients

PIVOT HD


Part A
Part B
5 mg PTC518
5 mg PTC518
N = ~30
R
10 mg PTC518
10 mg PTC518
N = ~30
Placebo
N = ~30
Alternative Dose PTC518
Alternative Dose PTC518
3 months
9 months
Primary Endpoint

Primary endpoints

- Safety and tolerability of PTC518 in Huntington disease patients
- Percent reduction in HTT mRNA and protein in blood

Trial Status

- Trial to initiate in first quarter

29

PTC THERAPEUTICS

PIVOT HD Trial Will Target the "Goldilocks" Population

PIVOT HD

Inclusion Criteria

- Ambulatory Huntington's patients ages 25 and older
- CAG repeats 42-50 inclusive
- Motor and Cognitive Function:
  - UHDRS-IS score of 100
  - UHDRS TFC score of 13
- PIN_{HD} score 0.18 - 4.93
  - Multivariate calculation including SDMT, TMS, age, CAG

Primary endpoints

- Safety and tolerability of PTC518 in Huntington's disease patients
- Percent reduction in HTT mRNA and protein in blood

Secondary endpoints

- Percent reduction in HTT protein in CSF
- Changes in neurofilament light chain (NfL) in plasma and CSF
- Change in caudate, putamenal, ventricular volume on volumetric MRI imaging
- Changes in clinical scales of motor and cognitive function

30

PTC THERAPEUTICS

31 APHENITY:Registration-directed trial of PTC923 forPKU

32 Disease Phenylketonuria (PKU) is a metabolic condition caused by mutations to phenylalanine hydroxylase that can lead to cognitive disabilities and seizures Current Treatments Maority of patients do not initially respond or are not well controlled by standard of care Mechanism of Action PTC923 is a more bioavailable precursor than exogenously administered synthetic BH4 and has the potential to treat a broader range of PKU patients ~58,000Global Prevalence APHENITY is a Global Registration-Directed Trial of PTC923 for PKU

APHENITY is a Global Registration-Directed Trial of PTC923 for PKU


Run-in
Placebo-Controlled
Open-Label Extension
PTC923
R
PTC923
Placebo
PTC923
14 Days
42 Days
12 Months
Primary Endpoint

Primary Endpoint

Reduction in blood phenylalanine levels

Trial Status

- Initiated in 3Q21
- Data expected YE 2022

33

Clinical Commercial Research Nonsense MutationLatAm CommercialDeflazacortMetabolic US Ataluren PTC923 PKU EmvododstatCOVID-19 Virology AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich’s ataxia; GBA, glucocerebrosidase; HD, Huntington‘s disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizures; PD, Parkinson’s disease; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.SCIENTIFIC PLATFORMS and RESEARCH Potential registrational studies Early-stage programs SCA-3 MAP-Tau PTC518 HDSplicing Bio-e VatiquinoneMDAS VatiquinoneFA PTC857 ALS Diversified Platform Drives Strong Portfolio34 3 Undisclosed 8 Undisclosed Gene Therapy Angelman IRDs Cog Disorders FA PTC-AADC 2 Undisclosed Oncology Emvododstat AML UnesbulinDIPG UnesbulinLMS •Niche oncology indications•Small molecule inhibitors of cell proliferation:•Unesbulindisrupts tubulin function•Emvododstatinhibits pyrimidine biosynthesis•Targeting rare and difficult to treat cancers with poor prognosis Oncology 3 Undisclosed

Unesbulin has Opportunity to Provide Additional Progression Free Survival in LMS

Disease

Leiomyosarcoma (LMS) is a rare and aggressive cancer with tumors found in smooth muscle

Current Treatments

Several chemotherapeutics are utilized but offer minimal meaningful clinical benefit

Mechanism of Action

Unesbulin is an oral small molecule tubulin inhibitor that arrests tumor cells in G2/M phase, including cancer stem cells by inhibiting tubulin polymerization

~4,000
Diagnosed annually in US


SUNRISELMS
Not an actual LMS patient.

35

Unesbulin has Opportunity to Provide Additional Progression Free Survival in LMS

21 Day Treatment Cycles

Phase 1b Study Design

Ascending doses 200, 300 and 400 mg Unesbulin
+ 1000mg/m² dacarbazine

N = 29

Inclusion Criteria

- Patients with locally advanced or metastatic LMS intolerant or refractory to standard therapy
- Any number of previous lines of treatments allowed

Phase 1b study results

- 300 mg was selected as RP2D
- Unesbulin was well tolerated



Percent Change in SLD from Baseline
Unesbulin dose: 200mg/300mg/400mg
Percent Change in SLD from Baseline
100
50
0
-50
PR PR PR PR PR
01-013 04-008 01-009 04-004 01-011 04-006 01-002 02-008 04-002 02-003 04-005 02-002 04-003 05-002 02-005 01-001 04-013* 04-012* 02-001 04-010* 04-007 05-003* 01-014* 01-003
* Ongoing treatment

36

Unesbulin has Opportunity to Provide Additional Progression Free Survival in LMS

SUNRISE LMS


R
300 mg Unesbulin + 1000mg/m² dacarbazine
N ≈ 230
Placebo + 1000 mg/m² dacarbazine
N ≈ 115
21 Day Treatment Cycle
24 Months

Primary Endpoint
PFS as determined by RECIST

Secondary Endpoints
OS, ORR, DCR, DOR

Interim Analysis

Trial Status

- Initiating in 2Q 2022

37

Commercial Nonsense MutationLatAm CommercialDeflazacortMetabolicOncology US Ataluren Emvododstat AML UnesbulinDIPG UnesbulinLMS PTC923 PKU EmvododstatCOVID-19 Virology SCIENTIFIC PLATFORMS and RESEARCH SCA-3 MAP-Tau PTC518 HDSplicing Bio-e VatiquinoneMDAS VatiquinoneFA PTC857 ALS Gene Therapy Angelman IRDs Cog Disorders FA PTC-AADC 3 Undisclosed 8 Undisclosed 3 Undisclosed 2 Undisclosed 38Diversified Platform Drives Strong Portfolio Clinical Commercial Research Nonsense MutationLatAm CommercialDeflazacortMetabolicOncology US Ataluren Emvododstat AML UnesbulinDIPG UnesbulinLMS PTC923 PKU EmvododstatCOVID-19 Virology SCIENTIFIC PLATFORMS and RESEARCH SCA-3 MAP-Tau PTC518 HDSplicing Bio-e VatiquinoneMDAS VatiquinoneFA PTC857 ALS Gene Therapy Angelman IRDs Cog Disorders FA PTC-AADC 3 Undisclosed 8 Undisclosed 3 Undisclosed 2 Undisclosed AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich’s ataxia; ALS, amyotrophic lateral sclerosis; HD, Huntington‘s disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; MDAS, mitochondrial disease associated seizures; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3. Potential registrational studies Early-stage programs

•First and only corticosteroid approved for DMD; approved for all US DMD patients >2yrs•Data show clinical benefit over prednisone•New patients, high adherence and fewer discontinuations •Evrysdinow approved in >65 countries•Continued strong uptake in the U.S. ~20%market share just over one year after launch•Potential for $325M in sales-based milestones •Innovative treatment for hATTRamyloidosis patients•Disease awareness and patient ID continuing•LATAM patients benefiting through early-access programs•Received Category 1 pricing, in final pricing negotiations •For treatment of familial chylomicronaemia syndrome (FCS)•LATAM patients benefiting through early-access programs•Received Category 1 pricing, in final pricing negotiations •Treatment for nonsense mutation DMD for ages 2 and older•Distributed in 50+ countries•Expanding patient base, high compliance, better access, strong geographic expansion Success Across Our Commercial Portfolio 39

2021 unaudited net product revenue40Continued Strong DMD Franchise GrowthUSD millions 34 81 29 92 101 139 188 145 171 190 192 236 2018174201542420192016201720202021263291331 +52% TranslarnaEmflaza

PTC-AADC Gene Therapy Opportunity and Launch Preparation

Regulatory

CHMP opinion expected in April

PTC-AADC BLA submission expected in 2Q22

Disease Education

Development of virtual education: disease-specific webinars and congress symposia

Engaging with patient advocacy groups and payers

Treatment Centers

Identification and preparation of expert pediatric neurosurgical centers

Continued KOL engagement

Market Opportunity

Potential over $1B in cumulative revenue

Successful patient finding is ongoing

41

Enduring Innovation Drives Value Creation

Commercial

2021

Evrysdi (risdiplam) | Emflaza (deflazacort) | translarna (ataluren) | Tegsedi | waylivra

$536M

Unaudited total revenue

2026

Key Drivers: Evrysdi®, PTC-AADC, Tegsedi®, Waylivra®, Translarna™, Vatiquinone, PTC923, Unesbulin

~$3B

2030

Key Drivers: Evrysdi®, PTC-AADC, Tegsedi®, Waylivra®, Vatiquinone, PTC923, Unesbulin, PTC518, PTC857

~$8B

Potential future revenues

Clinical

Vatiquinone | PTC923 | PTC518 | PTC857 | Unesbulin | Emvododstat | GT-FA | GT-AS | Research

42

PTC THERAPEUTICS